BRANCH CLOSURE AND CONSOLIDATION ACTIVITIES	12 Months Ended
Feb. 03, 2013
BRANCH CLOSURE AND CONSOLIDATION ACTIVITIES
BRANCH CLOSURE AND CONSOLIDATION ACTIVITIES

NOTE 12—BRANCH CLOSURE AND CONSOLIDATION ACTIVITIES

        Concurrent with the Transactions and acquisition integration, management evaluated the operations and performance of individual branches and identified branches for closure or consolidation. In addition, during fiscal years 2008 and 2009, management initiated additional plans to restructure its business, which included evaluating opportunities to consolidate branches, reduce costs, more efficiently employ working capital and streamline activities. Under these plans, which were completed in fiscal 2010, management closed or consolidated 235 branches and reduced workforce personnel by approximately 5,000 employees. The Company does not expect to incur additional restructuring charges under these plans.

        The remaining liability balances for these plans represents the net present value of future lease obligations, including rent, taxes, utilities, etc., less estimated sublease income of the closed branches. The Company regularly reviews the assumptions used to estimate these liabilities.

        The following table presents the activity for the liability balances, included in Other current liabilities and Other liabilities in the Consolidated Balance Sheets (amounts in millions):

	Severance	Occupancy Costs	Other	Total
Balance—January 31, 2010	$3	$66	$2	$71

Charges, net of reductions	2	4	2	8
Cash payments	(4)	(21)	(2)	(27)
Other	(1)	2	—	1

Balance—January 30, 2011	$—	$51	$2	$53

Charges, net of reductions	—	2	—	2
Cash payments	—	(13)	(2)	(15)

Balance—January 29, 2012	$—	$40	$—	$40

Charges, net of reductions	—	(4)	—	(4)
Cash payments	—	(14)	—	(14)
Other	—	(1)	—	(1)

Balance—February 3, 2013	$—	$21	$—	$21

        As of February 3, 2013, approximately $7 million of the liability balances for the branch closure and consolidation activities is classified as a current liability on the Company's Consolidated Balance Sheet. Payments for occupancy costs are expected to be substantially complete over the next five years, with certain property lease obligations extending out as far as eleven years. The Company regularly reviews the assumptions used to estimate the net present value of the on-going lease liabilities and other occupancy costs, net of expected sublease income. In addition, the Company continues to actively pursue buyout options or subleasing opportunities for the leased properties. The expected timing of cash payments related to the branch closure and consolidation activities could change or adjustments to the reserve may become necessary depending on the success and timing of entering into these types of agreements. Due to favorable lease and property dispositions, during fiscal 2012, the Company reduced the liability by $4 million, $2 million of which was recorded to continuing operations and $2 million of which was recorded as Income from discontinued operations, net in the Consolidated Statement of Operations and Comprehensive Income (Loss).